Exhibit 1(j)

                  THIRTEENTH AMENDMENT DATED SEPTEMBER 13, 2001

            TO JANUS ASPEN SERIES TRUST INSTRUMENT DATED MAY 19, 1993

       Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the addition of the Service II Shares as a class of three Portfolios of Janus Aspen Series:

                                   SCHEDULE A

       SERIES OF THE TRUST                               AVAILABLE CLASSES

       Aggressive Growth Portfolio                       Institutional Shares
                                                         Service Shares

       Balanced Portfolio                                Institutional Shares
                                                         Service Shares

       Capital Appreciation Portfolio                    Institutional Shares
                                                         Service Shares

       Core Equity Portfolio                             Institutional Shares
                                                         Service Shares

       Flexible Income Portfolio                         Institutional Shares
                                                         Service Shares

       Global Life Sciences Portfolio                    Institutional Shares
                                                         Service Shares

       Global Technology Portfolio                       Institutional Shares
                                                         Service Shares
                                                         Service II Shares

       Global Value Portfolio                            Service Shares

       Growth Portfolio                                  Institutional Shares
                                                         Service Shares

       Growth and Income Portfolio                       Institutional Shares
                                                         Service Shares

       High-Yield Portfolio                              Institutional Shares
                                                         Service Shares



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       International Growth Portfolio                    Institutional Shares
                                                         Service Shares
                                                         Service II Shares

       Money Market Portfolio                            Institutional Shares
                                                         Service Shares

       Strategic Value Portfolio                         Institutional Shares
                                                         Service Shares

       Worldwide Growth Portfolio                        Institutional Shares
                                                         Service Shares
                                                         Service II Shares


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